                                                                   EXHIBIT 10.22

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE BORROWER, TO THE EFFECT THAT THE PROPOSED SALE, ASSIGNMENT, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT. IN ADDITION, THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

     PAYMENT UNDER THIS CONVERTIBLE NOTE IS SUBJECT TO THE PRIOR PAYMENT IN FULL OF THE BORROWER'S OBLIGATIONS UNDER THE CREDIT AGREEMENT AS MORE FULLY DESCRIBED IN THE SUBORDINATION PROVISIONS OF SECTION 5 HEREIN.


                CONVERTIBLE NOTE (Internet Capital Group, Inc.)


$_____                                                    May   , 1999


     In consideration of the loan (hereinafter referred to as a "Loan") ______, [an individual/corporation/partnership] (the "Lender"), has made to Internet Capital Group, Inc., a Delaware corporation (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at ___________________________________________________,
or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of $_________.

     1. Maturity Date. The unpaid principal balance of this Convertible Note
        -------------
(this "Note") shall be paid on the earlier of (i) May   , 2002 (the "Due Date"),
(ii) the closing of the next round of equity financing in the Borrower raising not less than $50,000,000 from private investors (the "Next Round Financing") and (iii) the effective date of the registration statement for an underwritten public offering of Borrower's Common Stock (as defined below)(the "IPO").

     2. Interest.  The Borrower hereby further promises to pay to the order of
        --------
the Lender interest on the outstanding principal amount from May   , 1999, at
an annual rate equal to (i) the Applicable Federal Rate as of the date hereof
(4.99%) for the period from the date hereof until May   , 2000 (the "Initial
Term") and (ii) the announced prime rate of pnc Bank, N.A. (the "Prime Rate") for the period following the Initial Term (the "Second Term"). The interest rate for the Second Term shall be changed when and as the Prime Rate changes. In addition, the Borrower shall pay on demand interest on any overdue payment of principal and interest (to the extent legally enforceable) at the fluctuating Prime Rate plus three percent (3%).

     Interest shall be payable when the unpaid principal balance of the Note is paid. If this Note is converted as provided in Section 3 hereof, no interest will be paid.

     All payments made on this Note shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

     Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

     3.  Conversion.  (a)  Subject to and in compliance with the provisions of
         ----------
this Section 3, if during the Initial Term the Borrower completes an IPO or Next Round Financing, the outstanding principal amount of this Note shall automatically convert into fully paid nonassessable shares of the Borrower's Common Stock, par value $.001 per share (the "Common Stock"), at the Conversion Price in effect on the date of conversion. Such conversion shall become effective immediately prior to (i) the effectiveness of the registration statement for the IPO or (ii) the closing of the Next Round Financing, as applicable.

         (b) Subject to and in compliance with the provisions of this Section 3, during the Second Term and prior to the payment of the outstanding principal amount of this Note, the Lender may convert the outstanding principal amount of this Note, in whole or in part, into fully paid nonassessable shares of the Common Stock at the Conversion Price in effect on the date of conversion. The Lender shall only be entitled to convert this Note into Common Stock one time, upon the earliest of the following events to occur.

             (i) If, prior to the Due Date, the Borrower files a registration statement for an IPO, the Borrower shall, within five business days of the initial filing of such registration statement, send written notice to the Lender of such filing (the "Filing Notice"). The Lender shall, within 30 days from the date of receipt of the Filing Notice (but in any event no later than the printing of the red herring prospectus for the IPO), determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 30-day period, the Lender has not elected to convert this
Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this Note into Common Stock pursuant to this paragraph (b)(i), the conversion shall become effective immediately prior to the effectiveness of the registration statement for the IPO.

            (ii) If, prior to the Due Date, the Borrower has scheduled the closing of the Next Round Financing, then at least 20 days prior to the closing of the Next Round Financing the Borrower shall send written notice to the Lender of such closing (the "Closing Notice"). The Lender shall, within 20 days from the date of receipt of the Closing Notice, determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 20-day period, the Lender has not elected to convert this Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this
Note into Common Stock pursuant to this paragraph (b)(ii), the conversion shall become effective immediately prior to the closing of the Next Round Financing.

     4. The "Conversion Price" at which Common Stock shall be issuable upon conversion of this Note shall equal either (i) the price per share of the Common Stock in the IPO or (ii) the price per share of Common Stock in the Next Round Financing.

     To exercise the conversion privilege or effect the automatic conversion, the Lender shall surrender this Note to the Borrower at its principal office. In the case of exercising the conversion privilege, the Lender shall surrender the Note together with a written conversion notice to the Borrower. This Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the date of receipt of such Note, even if the Borrower's stock transfer books are on that date closed, and the Lender, or the nominee or nominees of such Lender, shall be treated for all purposes as the record holder of the shares of Common Stock deliverable upon such conversion as of the close of business on such date. Promptly after receipt by the Borrower of this Note and written conversion notice, the Borrower shall issue and deliver, at its expense, to the Lender, or to the nominee or nominees of such Lender, a certificate or certificates for the number of shares of its Common Stock due on such conversion. In the case of a conversion of only a portion of the outstanding principal amount of this Note, the Borrower shall execute and deliver to the Holder (or its nominee or nominees), at the expense of the Borrower, a replacement note in a principal amount equal to the unconverted portion of such Note and dated and bearing interest from the date of such Note.

     No fractional shares of Common Stock shall be issued upon conversion of this Note. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note, the Borrower shall pay a cash adjustment in respect of such fractional interest. The Lender, by its acceptance thereof, expressly waives any right to receive any fractional share upon conversion of the Note.

     5.  Subordination.  The Note is subordinated in right of payment, in the
         -------------
manner and to the extent set forth in the Credit Agreement dated as of April 30, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Internet Capital Group Operations, Inc., the Banks (as defined in the Credit Agreement), and PNC Bank, National Association, in its capacity as Agent for the Banks, to the prior payment in full of all Obligations (as defined in the Credit Agreement) of the Loan Parties (as defined in the Credit Agreement) whether outstanding on the date of the Credit Agreement or thereafter created, incurred, assumed or guaranteed. The terms of subordination evidenced by Exhibit 1.1(D) to the Credit Agreement and attached hereto as Exhibit B are hereby incorporated herein by reference thereto. The Lender by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Agent, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Credit Agreement and appoints the Agent his attorney-in-fact for such purpose.

     6. Events of Default. An event of default hereunder shall consist of:
        -----------------

          (a) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable, and such default continues for a period of 15 days;

          (b) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money ("Indebtedness"), beyond any applicable notice and/or grace period (a "Cross-Default"), provided the
                                                           --------
aggregate principal amount of such Indebtedness to which such Cross-Default relates, together with any such other Indebtedness in which there is a Cross-Default, exceeds $1,000,000;

          (c) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within ninety (90) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property, or the Borrower's being adjudicated a bankrupt or insolvent.

     Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), and the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

     7.  Summary Proceedings.  Any action, suit or proceeding where the amount
         -------------------
in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000

("Summary Proceeding"), arising out of or relating to this Note, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum,
(v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Note and waives any and all rights to any such jury trial or to seek punitive damages.

     In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 (a "Proceeding"), arising out of or relating to this Note or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

     If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Note and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

     Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

     8.  Waivers.  The Borrower hereby waives presentment, demand, protest and
         -------
notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

     9.  Registration Rights.  The shares of Common Stock issuable upon
         -------------------
conversion of this Note are subject to the registration rights set forth in Exhibit A attached hereto.
---------

     10. Notices.  Notices required to be given hereunder shall be deemed
         -------
validly given (i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by confirmed facsimile transmission, or (iv) when delivered by hand:

     If to the Lender:    At the address of its office listed in the first
                          paragraph of this Note

     If to the Borrower:  Internet Capital Group, Inc.
                          800 The Safeguard Building
                          435 Devon Park Drive
                          Wayne, Pennsylvania 19087

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

     11.  Failure or Indulgence Not Waiver.  Any failure by the Lender to
          --------------------------------
exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

     12. Governing Law. The Note shall be governed by and interpreted in
         -------------
accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Convertible Note as of the date first written above.

                                    INTERNET CAPITAL GROUP, INC.


                                    By:______________________________
                                    Name:
                                    Title:

                                   EXHIBIT A
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------


          1.1  Piggyback Registration.
               ----------------------

              (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.2(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement" means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.

              (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.

              (c) For purposes of this Exhibit A, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of Internet Capital or any successor corporation; (ii) "Company" shall mean and include Internet Capital and any successor corporation; (iii) "Holders" shall mean each Strategic Partner, as such term is defined in the Securities Holders Agreement (the "SHA"), dated February 2, 1999 among Internet Capital and the investors named therein, for so long as (and to the extent that) it owns any Eligible Securities, each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities, and the holders of Eligible Securities pursuant to the Convertible Note (the "Note") dated April , 1999 and the Common Stock Purchase Warrant (the "Warrant"), dated April _____, 1999 to which this Exhibit A is attached; and (iv) "Internet
                   ---------

Capital" shall mean Internet Capital Group, Inc., a Delaware corporation.


          1.2  Demand Registration.
               -------------------

              (a) Any Strategic Partner may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (i) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Strategic Partner includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

              (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Strategic Partner made under this Section 1.2.

              (c) The term "Eligible Securities" shall mean, on any date, (i) all shares of Common Stock or other securities of the Company issued by way of a stock split, stock dividend, recapitalization, merger or consolidation, (ii) plus all shares of Common Stock or other securities of the Company issued in respect of the Note and Warrant, (iii) but exclusive of any securities described in clauses (i) or (ii) which have been (A) sold in a public offering registered under Securities Act or (B) subsequently sold pursuant to Rule 144 under the Securities Act.

              (d) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(d), more than 50% of the Eligible Securities which a Strategic Partner has demanded be registered are excluded from the registration statements then such Strategic Partner shall not be deemed to have exercised a demand registration right under this Section 1.2.

              (e) Provided the Company has honored its obligations under Section 1.1, no demand registration right granted in this Section may be exercised by any Strategic Partner during any period of time beginning on the date the Company (i) files a registration statement with the Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Strategic Partner pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.

              (f) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.

          1.3  Form S-3 Registrations.  In addition to the rights provided the
               ----------------------
Holders of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.

          1.4  Registration Procedures.  If and whenever the Company is under an
               -----------------------
obligation pursuant to the provisions of this Exhibit A to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

              (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

              (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

              (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

              (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

              (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

              (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit A, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (1) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering, a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form.

          1.5  Delay in Registration.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit A for a period of not more than one hundred and twenty (120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty
(120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit A shall be extended for an additional number of business days during which the rights to sell shares was suspended.

          1.6  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

          1.7  Expenses of Registration.
               ------------------------

              (a) All expenses incurred by the Company in complying with this Exhibit A (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (iv) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

              (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under Section 1.2 plus up to one (1) S-3 registration per year pursuant to
Section 1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit A and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.

          1.8  Indemnification.
               ---------------

              (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit A against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit A which was not used by such Holder.

              (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to this Exhibit A shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit A against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount payable by a Holder under this
       --------  -------
Section 1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.

              (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.

              (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an amount in excess of the proceeds received by such Holder in the offering.

          1.9  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to this Exhibit A, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriter(s) of such offering.

          1.10  "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
                ----------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Eligible Securities for up to that period of time following the effective date of a registration statement of the Company filed under the Securities Act as is requested by the managing underwriters of such offering, not to exceed one hundred and eighty (180) days.

          1.11  Subsequent Registration Rights.  The Company shall not grant any
                ------------------------------
registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the prior written consent of the Holders of at least a majority of the Eligible Securities.

          1.12  Assignment.  The registration rights granted hereunder may be
                ----------
assigned by a Holder to any person who acquires such Holder's Eligible Securities in accordance with the SHA and the Amended and Restated Certificate of Incorporation and Bylaws of the Company..

                                      -8-